FINANCIAL ADVISORY/INVESTMENT BANKING AGREEMENT

This AGREEMENT made as of this 26th day of April 2000, by and between METHOD PRODUCTS CORP., a Florida corporation, (the "Company"), with its principal place of business at 1301 Copans Road, Suite F-1, Pompano Beach, Florida 33064, and Thornhill Group Inc. a Florida corporation (THORNHILL") having an office for the transaction of business located at 1900 Corporate Blvd., Suite 305 West, Boca Raton, Florida 33431.

                                   RECITALS:

WHEREAS, The Company desires to obtain the investment banking, advisory services and corporate finance expertise of THORNHILL.

WHEREAS, THORNHILL desires to provide the investment banking, advisory services and corporate finance expertise required by the Company, and advise the company on how to become a publicly trading corporation.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto hereby agree as follows:

     1. During the term of this Agreement, THORNHILL is hereby retained by the Company to provide investment banking, advisory services to the Company. In addition to said services, THORNHILL, will assist the company with corporate finance matters, including, without limitation, advice regarding capital structure, capital offerings, joint offerings, joint ventures, financial strategies, mergers, acquisitions and divestitures. THORNHILL shall provide such investment banking and advisory services as are reasonably requested by the Company during the term of this Agreement. Unless otherwise agreed to by THORNHILL, all services hereunder shall be performed by THORNHILL, in its sole discretion, at its principal place of business or other offices. Notwithstanding anything contained herein to the contrary, the services to be performed by THORNHILL hereunder may be performed by any employee of, or consultant to THORNHILL, in its sole discretion.

     2. The term of this agreement shall be for three years from May 1, 2000 through April 30, 2003. The Company agrees that it will not enter into similar agreements during the term of this Agreement without the prior written consent of THORNHILL.

     3. In consideration of the services to be rendered and performed by THORNHILL during the term of this Contract, the Company will pay THORNHILL a fee of $10,000 or 20,000 shares of the Company's common stock, per month during the term of this Contract. In consideration for the performance of services hereunder, the Company hereby agrees to pay to THORNHILL a retainer in the form of 60,000 shares of the Company's common stock, upon execution of this agreement. These shares shall be registered with the next or first registration statement filed by the Company.

          In consideration for the performance of services hereunder, the Company hereby agrees to pay to THORNHILL such success fees as outlined below plus THORNHILL shall also be reimbursed for all out-of-pocket expenses incurred in the performance of its duties, including but not limited to, attorney's and other professional fees and expenses, travel, meals, lodging, long distance telephone, photocopies, printing, couriers, facsimiles and other expenses incurred by THORNHILL and by any professional from time to time in connection with any of the activities mentioned herein. In addition to the foregoing, the Company shall bear all the Company's approved fees, disbursements, printing and mailing, Internet listing services and expenses, without limitation, the Company's legal and accounting fees and disbursements and the cost of background checks on all key management personal not to exceed $2,500 that THORNHILL deems necessary.

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

          The Company agrees to pay such approved fees that are reasonable and customary and expenses after closing, and to reimburse THORNHILL within 10 days upon presentation of monthly invoice. THORNHILL agrees that no single expense item from time to time sought to be reimbursed shall exceed $2,500 without the prior approval or request of the Company.

          As compensation for THORNHILL's services hereunder, the Company agrees to pay THORNHILL a 10% placement fee plus a 3% non-accountable expense allowance on all sales made by THORNHILL or the officers, directors or employees of the Company in a proposed Private Placement for the Company on terms to be determined. In addition, the Company shall grant the Placement Agent a five-year option to purchase an addition 10% of the Stock sold in the placement, under the same terms as the Offering.

          In the event the Company effectuates a merger, acquisition, joint venture, or other similar business relationship or business transaction ("Transaction") for the Company subsequent to the date hereof and or prior to two years from the date of termination of this Agreement, irrespective of any reason for such termination, and such Transaction is effectuated as a result or consequence of any introduction made directly or indirectly by THORNHILL through any third party introduced by THORNHILL to the Company, or by a person whose introduction to the Company can be traced back to THORNHILL, during the term of this Agreement, or which THORNHILL was requested by The Company to provide advice, then the Company hereby agrees to pay THORNHILL the following consideration, which payment shall be due and payable on the date of any such closing with respect thereto:

               10% of the first $2,000,000 of total consideration paid in the Transaction, plus

               8% of the next $2,000,000 of total consideration paid in the Transaction, plus

               6% of the next $2,000,000 of total consideration paid in the Transaction, plus

               4% of the next $2,000,000 of total consideration paid in the Transaction, plus

               2% of the balance of total consideration paid in the Transaction.

          For purposes of this Agreement, "consideration" shall mean the aggregate consideration paid by the acquirer or the Company in connection with the merger, joint venture, acquisition or divestiture, described herein and shall include all cash, the principal of any notes executed as part of the purchase price for such Transaction, the value as determined in good faith by the parties hereto, of any securities paid or exchanged in connection with the merger, joint venture, acquisition or divestiture and the amounts of any long-term liabilities, capital leases, or bank financing, royalty or licensing fees arrangements of the acquired entity and which are paid or assumed by the acquiring entity as part of the purchase price for the acquisition.

          As an inducement to THORNHILL or its assigns to enter into this Agreement, the Company will issue to THORNHILL, Options to purchase a total of 9.9% of the outstanding shares as of April 30, 2002, of the Company's common stock, ("Common"), exercisable until April 30, 2005, or such later date to which the term of the per share Option may be extended pursuant to the terms hereof, $.75, ("Exercise Price"). By execution of this Agreement the Company agrees to execute the Option Agreement on THORNHILL's approved form. For purposes of this Company Common Stock Option, in the event the Company forms a subsidiary, or affiliate which would be the successor to all or a majority of the Company's main core business(es), or sell the company, THORNHILL or its assigns shall have the right to exchange its Common Options of the Company for an identical equity percentage (9.9%) of the issued and outstanding Common Stock of such subsidiary, affiliated or parent company, as of the date of the initial issuance of Common Stock.
          The number of shares subject to the Common Stock Option will be adjusted to reflect any stock splits, stock dividends, recapitalization, etc. affecting the Company's Common Stock.

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

     4. The Company hereby grants and warrants that any and all information supplied hereunder to THORNHILL in connection with any and all services to be performed hereunder by THORNHILL for and on behalf of the Company shall be true in all material respects, as of the date of such dissemination and shall not fail to state a material fact necessary to make any of such information not misleading. The Company hereby acknowledges that the ability of THORNHILL to adequately provide investment banking and consulting services hereunder and/or to initiate and/or effectuate introductions on behalf of the Company with respect to potential acquisitions is dependent upon the prompt dissemination of accurate, correct and complete information to THORNHILL. In addition, and notwithstanding anything contained herein to the contrary, nothing hereunder shall obligate THORNHILL to make any minimum number of introductions, or to initiate any merger or acquisitions involving or relating to the Company. The Company further represents and warrants hereunder that this Agreement and the transactions contemplated hereunder, including the issuance of the Common Stock Options hereunder, have been duly and validly authorized by all requisite corporate action; that the Company has the full right, power and capacity to execute, deliver and perform its obligations hereunder; and that this Agreement, upon execution and delivery of the same by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms. The representations and warranties set forth herein shall survive the termination of this Agreement.

     5. The Company hereby agrees to indemnify, defend and hold harmless THORNHILL, its directors, officers, principals, employees, consultants, affiliates and shareholders, and their successors and assigns from and against any and all claims, damages, losses, liability, deficiencies, actions, suits, proceedings, costs or legal expenses (collectively the "Losses") arising out of or resulting from:
          (i) any breach of a representation or warranty by the Company contained in the Agreement; or (ii) any activities or services provided hereunder by THORNHILL at the request of the Company (which request is in writing in connection with the negotiation of any merger, acquisition, joint venture or capital financing), unless such Losses were the result of the gross negligence, intentional misconduct or gross misconduct of THORNHILL.

     6. If THORNHILL receives written notice of the commencement of any legal action, suit or proceeding with respect to which the Company is or may be obligated to provide indemnification pursuant to Section 5 above, THORNHILL shall, within thirty (30) days of the receipt of such written notice, give the Company written notice thereof (a "Claim Notice"). Failure to give such Claim Notice within such thirty (30) day period shall not constitute a waiver by THORNHILL of its right to indemnity hereunder with respect to such action, suite or proceeding; provided, however, if the Company is materially prejudiced as a result of such failure to give Claim Notice, such failure shall constitute a waiver.

          Upon receipt by the Company of a Claim Notice from THORNHILL with respect to any claim for indemnification which is based upon a claim made by a third party ("Third Party Claim"), THORNHILL may assume the defense of the Third Party claim with counsel of its own choosing. The fees and expenses of such counsel shall be paid as described below. The Company shall cooperate in the defense of the Third Party Claim and shall furnish such records, information and testimony and attend all such conferences, discovery, proceedings, hearings, trials and appeals as may be reasonably required in connection therewith. THORNHILL shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of THORNHILL unless the Company shall not have promptly employed counsel to assume the defense of the Third Party Claim, in which event such fees and expenses shall be borne solely by the Company. The Company shall not satisfy or settle any Third Party Claim for which indemnification has been sought and is available hereunder, without the prior written consent of THORNHILL, which consent shall not be unreasonably withheld.

          If the Company shall fail with reasonably promptness to defend such Third Party Claim, THORNHILL may defend the Third Party Claim at the expense of the Company and the Company shall pay to THORNHILL the amount of any such loss within ten (10) days after written demand thereof provided


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

          THORNHILL shall not settle any Third Party Claim without the prior written consent of the Company, which consent shall not be unreasonably withheld. The indemnification provisions hereunder shall survive the termination of this Agreement.

     7. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evidenced by a written instrument, executed by the party against which such modification, waiver, amendment, discharge, or change is sought.

     8. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by facsimile transmission or the fifth calendar day after being mailed by registered or certified mail, return receipt requested, postage prepaid, to the addresses herein above first mentioned or to such other address as any party hereto shall designate to the other for such purpose manner herein set forth.

     9. This Agreement contains all of the understandings and agreements of the parties with respect to the subject matter discussed herein. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect.

     10. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or enforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

     11. This agreement shall be construed in accordance with the laws of the State of Florida, without application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees, expenses and costs. Any action or proceeding with respect to this Agreement shall through binding arbitration of Palm Beach County in the State of Florida. The parties hereto hereby accept this exclusive jurisdiction for the purpose of any such arbitration proceeding, as follows:

          (a) All disputes and differences arising in connection with or relating to the provisions of this Agreement, including what constitutes a dispute or difference, shall be settled and finally determined by arbitration unless agreement in writing has been reached between the parties within thirty (30) days after either party shall have given written notice to the other party of the existence of a dispute or difference which it desires to have arbitrated. Such notice shall state the point or points in dispute.

          (b) Three (3) arbitrators shall conduct arbitration in accordance with the rules of the American Arbitration Association, one or which shall be selected by THORNHILL, one by The Company and a Chairman of Arbitration Court selected by the two arbitrators so selected. The applicable law shall be as provided above. Each party shall notify the other party of the arbitrator selected by it within thirty (30) days of the giving of written notice referred to above. In the event that the two arbitrators selected by the parties are unable to reach agreement as to the third arbitrator, the American Arbitration Association shall select the third arbitrator. Arbitration shall be held in the jurisdiction stated above.

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

               Each party shall be given the opportunity to present to the arbitrators its evidence, witnesses and arguments, and the right to be represented by counsel, of its selection when the other party presents its evidence, witnesses and arguments. In the event one of the parties shall fail, after reasonable advance notice, to appear and participate in the arbitration proceedings as normally interpreted by the above-mentioned rules, the arbitrators shall be entitled to make their decision and award on the basis of evidence, witnesses and arguments presented by the party appearing.

          (c) The decision and award of the arbitrators shall be in writing and shall be final and binding upon the parties hereto. Judgment upon the award rendered may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The expenses of arbitration shall be borne in accordance with the determination of the arbitrators with respect thereto. Pending decision by the arbitrators with respect to the dispute or difference undergoing arbitration, all other obligations of the parties hereto shall continue as stipulated herein, and all monies not directly involved in such dispute or difference shall be paid when due.

               THE PARTNERS HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY DISPUTE ARISING OUT OF THIS AGREEMENT.

     12. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors and assigns.

     13. This Agreement may be executed in any number of counterparts, including facsimile signatures, which shall be deemed as original signatures. All executed counterparts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

METHOD PRODUCTS CORPORATION             THORNHILL GROUP, INC.


By: /s/ Mark Antonucci                  By: /s/ Laurence S. Isaacson
    --------------------------------         -------------------------------
    Mark Antonucci, President, and          Laurence S. Isaacson, President, and
    CEO                                     CEO



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